UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 2004



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Maryland                        001-15511               95-4580642
          --------                        ---------               ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748


                                       N/A
                -------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 1, 2004, Mr. S.L. Hutchinson resigned from the Board of Directors of PYR Energy Corporation (the "Company"). Mr. Hutchinson had been a member of the Company's Board of Directors since 1999 and served as the Company's Audit Committee Chairman.

     Effective as of October 1, 2004, the Company's Board of Directors elected Mr. Dennis M. Swenson to its Board of Directors. Mr. Swenson will become Chairman of the Company's Audit Committee and also will be a member of its Compensation Committee.

     A copy of the Company's press release regarding these changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits.

99.1   Press Release issued October 1, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 4, 2004                     PYR ENERGY CORPORATION



                                           By: /s/ D. Scott Singdahlsen
                                           -------------------------------------
                                           D. Scott Singdahlsen
                                           Chief Executive Officer and President